SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2003

LARSCOM INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12491	94-2362692
(Commission File No.)	(IRS Employer Identification Number)

1845 McCandless Drive
Milpitas, California 95035
(Address of principal executive offices)

(408) 941-4000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report )

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Index to Exhibits
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     On June 20, 2003 Larscom Incorporated, a Delaware Corporation (“Larscom”) filed on Form 8-K to report its acquisition of VINA Technologies, Inc., a Delaware Corporation (“VINA”). As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, Larscom indicated that it would file the financial statements and pro forma financial information required under Item 7 of Form 8-K no later than the date required. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by Larscom on June 20, 2003.

     (a)  Financial Statements of Business Acquired.

The VINA Technologies, Inc. financial statements required by this item are included as an exhibit hereto.

     (b)  Pro Forma Financial Information

The pro forma financial information required by this item is included as an exhibit hereto.

     (c)  Exhibits

23.1	Consent of Deloitte & Touche LLP, independent auditors

99.1	Unaudited pro forma combined consolidated financial statements giving effect to the combination of Larscom Incorporated and VINA Technologies, Inc.

99.2	Unaudited financial statements of VINA Technologies, Inc.

99.3	Audited financial statements of VINA Technologies, Inc. for the years ended December 31, 2002 and December 31, 2001 and Independent Auditors’ Report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2003		LARSCOM INCORPORATED
	By:	/s/ Donald W. Morgan

	Name: Title:	Donald W. Morgan Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors
99.1	Unaudited pro forma combined consolidated financial statements giving effect to the combination of Larscom Incorporated and VINA Technologies, Inc.
99.2	Unaudited financial statements of VINA Technologies, Inc.
99.3	Audited financial statements of VINA Technologies, Inc. for the years ended December 31, 2002 and December 31, 2001 and Independent Auditors’ Report

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